Mezzanine Equity	12 Months Ended
Dec. 31, 2021
Temporary Equity Disclosure [Abstract]
Mezzanine equity	Mezzanine equityMezzanine equity represents the USD equivalent of 100 shares of Series A Cumulative Redeemable Perpetual Preferred Stock (the "Series A Preferred Shares") of our subsidiary Pinewood issued in June 2018 to an unaffiliated third party investor (the "Investor") in the amount of JPY1,854,900,000 plus accrued dividend. These shares were issued as partial payment for the cost of the vessel Pedhoulas Cedrus owned by Pinewood. The Investor was entitled to a dividend of 2.95% p.a. from these shares.As of December 31, 2020, the USD equivalent amounted to $17,978, plus accrued dividend of $134. In February 2021, Pinewood, after giving due notification, exercised its option and redeemed all Series A Preferred Shares, paying at the time to the Investor a liquidation price of JPY1,854,900,000, equivalent to $17,707 and accumulated dividends of JPY8,395,328 equivalent to $79 up to the date of liquidation.